SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2006


                            Northwest Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           United States              0-23817                     23-2900888
----------------------------     ---------------------       ------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               100 Liberty Street
                           Warren, Pennsylvania 16365
               (Address of principal executive office) (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 8.01      Other Events
               ------------

               On May 19, 2006, Northwest Bancorp, Inc. completed the acquisition of Maryland Permanent Bank and Trust and subsequent merger of Maryland Permanent Bank and Trust into Northwest Savings Bank.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Not applicable

               (d)  Exhibits

                    Exhibit No.         Description
                    -----------         ------------
                     99.1               Press release dated May 22, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NORTHWEST BANCORP, INC.


DATE:  May 22, 2006                        By: /s/ William W. Harvey, Jr.
       -----------------------------          ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                               Chief Financial Officer